UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 11, 2012

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-181798	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania		19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01       Other Events.

On October 11, 2012, Malvern Bancorp, Inc., a Pennsylvania corporation (“Malvern Bancorp” or the “Company”), completed the “second-step” conversion of Malvern Federal Savings Bank (the “Bank”) from the mutual holding company structure to the stock holding company structure (the “Conversion”) pursuant to a Plan of Conversion and Reorganization (the “Plan”).  Upon completion of the Conversion, Malvern Bancorp became the holding company for the Bank and the owner of all of the issued and outstanding shares of the Bank’s common stock.  In connection with the Conversion, 3,636,875 shares of common stock, par value $0.01 per share, of Malvern Bancorp (“Common Stock”) were sold in a subscription offering to certain members of Malvern Federal Mutual Holding Company (the “MHC”) for $10.00 per share, or $36.4 million in the aggregate (the “Offering”), and 2,921,887 shares of Common Stock of Malvern Bancorp were issued in exchange for the outstanding shares of common stock of the former federally chartered mid-tier holding company for the Bank, Malvern  Federal Bancorp, Inc. (the “Mid-Tier Holding Company”), held by the “public” shareholders of the Mid-Tier Holding Company (all shareholders except the MHC).  Each share of common stock of the Mid-Tier Holding Company was converted into the right to receive 1.0748 shares of Common Stock of Malvern Bancorp in the Conversion.

The issuance of the Common Stock of Malvern Bancorp in the Offering and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-181798) (the “Registration Statement”) filed by Malvern Bancorp with the Securities and Exchange Commission (“SEC”) on May 31, 2012, as amended, and declared effective by the SEC on August 10, 2012.

The Common Stock of Malvern Bancorp is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the successor to the Mid-Tier Holding Company pursuant to subsection (a) of  Rule 12g-3 promulgated under the Exchange Act.  The Common Stock of Malvern Bancorp will be listed on the Global Market of The NASDAQ Stock Market LLC commencing on October 12, 2012.  For the initial 20 trading days, the Common Stock of Malvern Bancorp will trade under the symbol “MLVFD”. After the initial 20 trading days, the trading symbol for the Common Stock of Malvern Bancorp will be “MLVF”.  The description of the Common Stock of Malvern Bancorp set forth under the heading “Description of Our Capital Stock” in the Prospectus included in the Registration Statement is incorporated herein by reference.

For additional information, reference is made to the press release of Malvern Bancorp, dated October 11, 2012, included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release, dated October 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: October 11, 2012	By:	/s/ Ronald Anderson
Ronald Anderson
President and Chief Executive Officer

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